UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2010

PERKINS & MARIE CALLENDER'S INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-131004	62-1254388
(STATE OR OTHER JURISDICTION OF	(COMMISSION FILE	(IRS EMPLOYER
INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

6075 POPLAR AVENUE, SUITE 800
MEMPHIS, TENNESSEE 38119-4709
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 877-7375

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 7, 2010, Perkins & Marie Callender's Inc. (“the Company”) issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, relating to its results of operations for the 2010 fiscal first quarter ended April 18, 2010.

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

 At a meeting on June 7, 2010, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) in consultation with the Company’s management, concluded that the Company’s Consolidated Financial Statements as of December 27, 2009, December 28, 2008, and for the year ended December 28, 2008 as contained in its Annual Report on Form 10-K filed on March 29, 2010 would be restated for errors related to the recognition of deferred tax liabilities during the acquisition of Perkins & Marie Callender’s Inc. (formerly known as “The Restaurant Company”) by P&MC Holding Corp. on September 21, 2005 (the “Acquisition”) and should no longer be relied upon.

Following the Acquisition, the Company recorded certain non-amortizing intangible assets in its purchase price allocation.  At that time, however, the Company failed to record deferred tax liabilities of $40,506,000 stemming from the differences between the financial reporting basis and tax basis of such assets, as well as the associated corresponding increase in goodwill.  This error also resulted in a $4,951,000 charge related to a change in the Company’s effective tax rates during the year ended December 31, 2006 and an additional $27,242,000 impairment charge during the year ended December 28, 2008.  This adjustment had no effect on liquidity or cash flow from operations.

The Company has discussed the errors described above with Deloitte & Touche LLP, the Company’s independent registered public accountants.

The Company has filed concurrently with this Current Report on Form 8-K an Amendment No.1 to the Form 10-K to correct the errors described above.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1 - Press Release dated June 7, 2010, of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                PERKINS & MARIE CALLENDER'S INC.

Date:   June 7, 2010                       By:  /s/ Fred T. Grant, Jr.
                                                                    ------------------------------------
                                                                    Fred T. Grant, Jr.
                                                                    Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number      Description
-------     --------------------------------------------------------------------

99.1        Press Release dated June 7, 2010